Group Variable Universal Life Insurance
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated December 10, 2019
to the AICPA Group Contract Prospectus
(For Certificates effective on or before 12/31/2008)

dated May 1, 2019

for

Group Variable Universal Life Insurance Contracts

Effective on October 1, 2019, the following changes will be made.

1.	Grace Period is increased from 61 to 91 days.

a.	The Certificate Lapse section on page 5 is replaced with the following.

Certificate Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund is zero the Certificate will end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, Aon Securities LLC will notify you of the payment you need to make to prevent your insurance from terminating. Currently, Aon Securities LLC must receive your payment by the later of 91 days after the Monthly Deduction Date, or 30 days after the date Aon Securities LLC mailed you the notice. If you do not make the payment, your Certificate will end and have no value. See the LAPSE AND REINSTATEMENT section. If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result. See the TAXES section.

b.	The first paragraph under LAPSE AND REINSTATEMENT on page 31 is replaced with the following.

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Securities LLC will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay. We will send the notice to the last known address we have on file for you. This payment must be received by the end of the grace period, or the Certificate will no longer have any value. The grace period is currently 91 days. However, the grace period will be at least the later of 91 days after the Monthly Deduction Date, or 30 days after the date Aon Securities LLC mailed you the notice. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the TAXES section.

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Group Variable Universal Life Insurance
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated December 10, 2019
to the AICPA Group Contract Prospectus
(For Certificates effective on or after 1/1/2009)

dated May 1, 2019

for

Group Variable Universal Life Insurance Contracts

Effective on October 1, 2019, the following changes will be made:

1.	Remove the references to “and/or other qualifying organizations” and “or other qualifying organizations” and “or other qualifying organization membership” in the following paragraphs:

a.Replace the 1st paragraph on cover page with the following paragraph.

This prospectus describes a flexible premium variable universal life insurance contract, the Group Variable Universal Life Contract offered by The Prudential Insurance Company of America, a stock life insurance company, to the Eligible Group Members of the AICPA and/or a State Society of CPAs. This prospectus does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing finances in a variable insurance product. Clients seeking information regarding their particular investment needs should contact a financial professional.

b.	Replace the 1st and 2nd paragraphs under Participants Who Are No Longer Eligible Group Members on page 17 with the following paragraph.

If you are no longer a member of either the AICPA or any State Society of CPAs, you are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Securities LLC receives notice that you are no longer eligible for coverage.

If your insurance ends, you have the options of Conversion, Paid-Up Coverage, or payment of Cash Surrender Value, which are described in the Options on Termination of Coverage section below. If you are a member of both the AICPA and a State Society of CPAs, and you end one of those memberships, your coverage may be reduced. If that happens, you will have a Conversion Privilege to the extent of the reduction.

c.Replace the 4th bullet in 1st paragraph under Increases in Face Amount on page 27 with the following.

•Your State Society of CPA membership; and

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d.	Replace the Eligible Group Members definition under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS on page 34 with the following.

Eligible Group Members - Members of the AICPA and/or a State Society of CPAs who are less than age 75 and not disabled under the terms of the CPA Life Insurance Plan. You may only be covered under either the CPA Life Insurance Plan or the Group Variable Universal Life Insurance, but not both.

2.	Grace Period is increased from 61 to 91 days.

a.	The Certificate Lapse section on page 5 is replaced with the following.

Certificate Lapse

Each month we determine the value of your Certificate Fund. If the Certificate Fund is zero, the Certificate will end (in insurance terms, it will “lapse”). Your Certificate will also end if the Certificate Debt ever grows to be equal to or more than the Certificate Fund less any outstanding charges. Should this happen, Aon Securities LLC will notify you of the payment you need to make to prevent your insurance from terminating. Currently, Aon Securities LLC must receive your payment by the later of 91 days after the Monthly Deduction Date, or 30 days after the date Aon Securities LLC mailed you the notice. If you do not make the payment, your Certificate will end and have no value. See the LAPSE AND REINSTATEMENT section. If you have an outstanding loan when your Certificate lapses, you may have taxable income as a result. See the TAXES section.

b.	The first paragraph under LAPSE AND REINSTATEMENT on page 30 is replaced with the following.

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If the Certificate Fund balance is not enough, Aon Securities LLC will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay. We will send the notice to the last known address we have on file for you. This payment must be received by the end of the grace period, or the Certificate will no longer have any value. The grace period is currently 91 days. However, the grace period will be at least the later of 91 days after the Monthly Deduction Date, or 30 days after the date Aon Securities LLC mailed you the notice. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the TAXES section.

3.	Replace the 3rd paragraph under How We Calculate the Face Amount of Your Insurance When You Reach Age 75 and Age 80 on page 27 with the following paragraph.

Once the Face Amount is recalculated, it will be rounded to the next highest $1,000 increment. Reductions at ages 75 and above do not affect preferred rate eligibility as long as the reduced Face Amount is at least $188,000. We will determine the amount of any reduction that occurs due to your attainment of an age on the later of (1) the Contract Anniversary coinciding with or next following your attainment of the reduction age and (2) the Contract Anniversary (October 1) on or after the tenth anniversary of the day on which you became insured for GVUL under the Group Contract.

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